UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 14, 2020

Innovate Biopharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37797	27-3948465
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8480 Honeycutt Road, Suite 120, Raleigh, NC 27615
(Address of principal executive offices) (Zip Code)

(919) 275-1933
(Registrant’s telephone number, include area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.0001 Par Value	INNT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company x

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. x

Item 5.07.         Submission of Matters to a Vote of Security Holders.

On February 14, 2020, Innovate Biopharmaceuticals, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Meeting”).

As of December 20, 2019, the record date for the Meeting, there were 35,883,953 shares of the Company’s common stock outstanding.

At the Meeting, the stockholders approved the following three proposals and cast their votes as follows:

1. To authorize, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of shares of our common stock, pursuant to the terms of that certain Agreement and Plan of Merger and Reorganization, dated October 6, 2019, by and among the Company, RDD Pharma Ltd (“RDD”) and the other parties thereto, as amended by Amendment No. 1, dated December 17, 2019 (the “Merger Agreement”), in an amount in excess of 20% of our common stock outstanding before the issuance of such common stock (the “Merger Consideration Proposal”):

Votes For	Votes Against	Votes Abstained
16,224,114	79,088	11,606

2. To approve the potential issuance of 20% or more of the Company’s issued and outstanding common stock pursuant to a proposed reduction in the exercise price of outstanding warrants (the “Warrants Proposal”):

Votes For	Votes Against	Votes Abstained
15,722,048	498,663	94,096

3. To authorize an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of its issued and outstanding common stock at a specific ratio, within a range of 1-for-5 and 1-for-20, to be determined by the Company’s Board of Directors in its sole discretion and effected, if at all, within one year of the date the proposal is approved by stockholders:

Votes For	Votes Against	Votes Abstained
23,055,748	3,257,701	125,032

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innovate Biopharmaceuticals, Inc.

Date: February 14, 2020	By:	/s/ Edward J. Sitar
Edward J. Sitar
Chief Financial Officer